Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

GOTHAM TOTAL RETURN FUND

Institutional Class Shares

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated April 24, 2017 to the Gotham Total Return Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2017, each as may be amended or supplemented from time to time

The information in this supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such documents.

Reduction in Investment Advisory Fee for the Fund

Effective May 1, 2017, the Board of Trustees of the Trust has approved a reduction in the investment advisory fee payable by the Fund to Gotham Asset Management, LLC (“Gotham” or the “Adviser”) from an annual rate of 2.00% to 1.00% of the Fund’s average daily net assets invested in investments other than an underlying fund.  The Fund’s Prospectus and SAI are hereby amended to reflect this change.

Additionally, the fee table and accompanying footnotes with respect to the Fund under the heading “Expenses and Fees” and the related Expense Example in the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(1)		None
Distribution and/or Service (Rule 12b-1) Fees		None
Other Expenses		1.55%
Total Acquired Fund Fees and Expenses (“AFFE”)(2)		3.52%
AFFE Attributable to Acquired Fund Management Fees(2)	1.36%
AFFE Attributable to Acquired Fund Dividend and Interest Expense on Securities Sold Short	2.01%
AFFE Attributable to Acquired Fund Other Expenses(2)	0.15%
Total Annual Fund Operating Expenses(2),(3)		5.07%
Fee Waivers and/or Expense Reimbursements(4)		(1.55)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2),(3),(4)		3.52%

(1) Gotham Asset Management, LLC (“Gotham” or the “Adviser”) is not entitled to receive an investment advisory fee on Fund assets invested in mutual funds advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. While Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, it does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an advisory fee on such assets.

(2) Expenses in the table above have been restated to reflect reductions in “AFFE Attributable to Acquired Fund Management Fees” and “AFFE Attributable to Acquired Fund Other Expenses” due to reductions in certain of the underlying funds’ contractual management fees and expense limitation/reimbursement arrangements that were effective as of September 1, 2016.

(3) “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund” fees and expenses.

(4) The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions, do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2019, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Prior to January 1, 2017, the Expense Limitation was 0.17% and prior to June 1, 2015, the Expense Limitation was 0.25%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$355	$1,236	$2,279	$4,880

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.